PHX Merger - Schedule of Pro Forma Information (Details) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Business Combination, Pro Forma Information [Abstract]
Total Revenues	$ 84,153	$ 44,021
Pro forma net income (loss)	$ 2,753	$ (9,239)
Net income (loss) per share (Basic)	$ (0.27)	$ (3.34)
Net income (loss) per share (Diluted)	$ (0.27)	$ (3.34)